UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of January 1, 2006, providing for the issuance of
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Mortgage Pass-Through
Certificates)

Deutsche Alt-A Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127621-07	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-250-7010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On January 31, 2006, a series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Deutsche Alt-A Securities, Inc. as depositor (the “Depositor”), Wells Fargo Bank, National Association. as master servicer and securities administrator and HSBC Bank USA, National Association as trustee (the “Trustee”). The Certificates consist of thirty-three classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class I-A-2 Certificates”, “Class I-A-3 Certificates”, “Class I-A-4 Certificates”, “Class I-M-1 Certificates”, “Class I-M-2 Certificates”, “Class I-M-3 Certificates”, “Class I-M-4 Certificates”, “Class I-M-5 Certificates”, “Class I-M-6 Certificates”, “Class I-M-7 Certificates”, “Class I-M-8 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class III-A-1 Certificates”, “Class III-A-2 Certificates”, “Class IV-A-1 Certificates”, “Class IV-A-2 Certificates”, “Class V-A-1 Certificates”, “Class V-A-2 Certificates”, “Class M Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class B-3 Certificates”, “Class B-4 Certificates”, “Class B-5 Certificates”, “Class A-R Certificates”, “Class I-CE Certificates”, “Class I-P1 Certificates”, “Class I-P2 Certificates”, “Class II/V-P1 Certificates”, “Class II/V-P2 Certificates” and “Class I-R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’”) of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,021,404,441 as of January 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 31, 2006, between DB Structured Products, Inc. as seller and the Depositor (the “Mortgage Loan Purchase Agreement”). The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-M-1 Certificates, Class I-M-2 Certificates, Class I-M-3 Certificates, Class I-M-4 Certificates, Class I-M-5 Certificates, Class I-M-6 Certificates, Class I-M-7 Certificates, Class I-M-8 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class III-A-1 Certificates, Class III-A-2 Certificates, Class IV-A-1 Certificates, Class IV-A-2 Certificates, Class V-A-1 Certificates, Class V-A-2 Certificates, Class M Certificates, Class B-1 Certificates. Class B-2 Certificates and Class A-R Certificates were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement, dated August 1, 2003 as amended and restated to and including January 30, 2006, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated January 31, 2006 between the Depositor and Deutsche Bank Securities Inc. (collectively, the “Underwriting Agreement”).

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class Designation	Original Principal Balance or Notional Amount(1)	Pass-Through Rate
I-A-1	$ 305,771,000	One-Month LIBOR + 0.11%(2)
I-A-2	$ 74,533,000	One-Month LIBOR + 0.21%(2)
I-A-3	$ 133,184,000	One-Month LIBOR + 0.33%(2)
I-A-4	$ 57,054,000	One-Month LIBOR + 0.30%(2)
II-A-1	$ 59,458,000	Variable(3)
II-A-2	$ 6,606,0000	Variable(3)
III-A-1	$ 167,990,000	Variable(3)
III-A-2	$ 18,665,000	Variable(3)
IV-A-1	$ 83,990,000	Variable(3)
IV-A-2	$ 9,332,000	Variable(3)
V-A-1	$ 32,614,000	Variable(3)
V-A-2	$ 3,624,000	Variable(3)
A-R	$ 100	Variable(3)
I-M-1	$ 8,313,000	One-Month LIBOR + 0.41%(2)
I-M-2	$ 8,005,000	One-Month LIBOR + 0.43%(2)
I-M-3	$ 4,619,000	One-Month LIBOR + 0.45%(2)
I-M-4	$ 4,003,000	One-Month LIBOR + 0.58%(2)
I-M-5	$ 3,079,000	One-Month LIBOR + 0.63%(2)
I-M-6	$ 3,079,000	One-Month LIBOR + 0.72%(2)
I-M-7	$ 3,079,000	One-Month LIBOR + 1.25%(2)
I-M-8	$ 6,774,000	One-Month LIBOR + 3.00%(2)
M	$ 10,342,000	Variable(3)
B-1	$ 4,462,000	Variable(3)
B-2	$ 2,839,000	Variable(3)
______________________
(1) These amounts are approximate. They are subject to an upward or downward adjustment of no more than 5% depending on the total principal amount of the mortgage loans delivered at closing.
(2) The pass-through rates on these classes of offered certificates will be subject to the applicable Net WAC Pass-Through Rate as described in the prospectus supplement under “Description of the Certificates—Glossary of Definitions relating to the Priority of Distributions on the Group I Certificates”. In addition, after the optional termination date with respect to the Group I Mortgage Loans, the margins applicable to the Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4 Certificates will increase by 100% and the margins applicable to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6, Class I-M-7 and Class I-M-8 Certificates will increase by 50%.
(3) The pass-through rates on these classes of certificates is variable and is equal to the weighted average of the net mortgage rate of the mortgage loans in the related loan group or loan groups as described in the prospectus supplement under “Description of the Certificates—Glossary of Definitions relating to the Priority of Distributions on the Group II-V Certificates”.

The Certificates, other than the Class B-3, Class B-4, Class B-5, Class I-CE, Class I-P1, Class I-P2, Class II/V-P1, Class II/V-P2 and Class I-R Certficates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated January 31, 2006 (the “Prospectus Supplement”), and the Prospectus, dated August 26, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-3, Class B-4, Class B-5, Class I-CE, Class I-P1, Class I-P2, Class II/V-P1, Class II/V-P2 and Class I-R Certficates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01               Financial Statements and Exhibits

(a)          Not applicable

(b)          Not applicable

(c)	Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-AR1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 4, 2006

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Susan Valenti_
Name: Susan Valenti
Title: Director

By: /s/ Kumarjit Bhattacharyya
Name: Kumarjit Bhattacharyya
Title: Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-AR1 Certificates.	7